UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2017

PennTex Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-37412	47-1669563
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11931 Wickchester Lane, Suite 300
Houston, Texas 77043
(Address of principal executive offices)

Registrant’s telephone number, including area code: 832-456-4000

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
On February 3, 2017, PennTex Midstream Partners, LP (the “Partnership”) issued a press release announcing the Partnership’s financial and operational results for the fourth quarter of 2016. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.
The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release dated February 3, 2017 issued by PennTex Midstream Partners, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PennTex Midstream Partners, LP

		By:	PennTex Midstream GP, LLC
its General Partner

Dated:	February 3, 2017	By:	/s/ Stephen M. Moore
		Name:	Stephen M. Moore
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press release dated February 3, 2017 issued by PennTex Midstream Partners, LP

* Furnished herewith